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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 27, 2002


                                 Stamps.com Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                  000-26427                  77-0454966
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)



      3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405
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               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (310) 582-7200



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          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 24, 2002, the Board of Directors of the Company determined, upon the recommendation of its audit committee, to appoint Ernst & Young LLP as the Company's independent public accountants, replacing Arthur Andersen LLP. The Company dismissed Arthur Andersen LLP on the same date. This determination followed the Company's decision to seek proposals from independent public accountants to audit the financial statements of the Company.

     The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period to the date hereof.

     During the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period to the date hereof, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 24, 2002 stating that it has found no basis for disagreement with such statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Stamps.com Inc.
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                                                     (Registrant)



        June 24, 2002                           /s/ Kenneth McBride
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            Date                                      (Signature)
                                                    Kenneth McBride,
                                                Chief Financial Officer